Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of May 8, 2012, among PlainsCapital Corporation (“Company”), and Diamond A Financial L.P. (“Shareholder”).

R E C I T A L S:

WHEREAS, Company, Hilltop Holdings, Inc. (“Purchaser”) and Meadow Corporation (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”) providing for the merger of Company with and into Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.  Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement;

WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of the number of shares of Purchaser Common Stock set forth, and in the manner reflected, on Attachment A hereto (the “Owned Shares”); and

WHEREAS, as an inducement and a condition to Company entering into and consummating the Merger Agreement, Company has required that Shareholder enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AGREEMENT TO VOTE; IRREVOCABLE PROXY

Section 1.01          Agreement to Vote.  Shareholder hereby agrees that, during the time this Agreement is in effect, at the Purchaser Shareholder Meeting (as defined in the Merger Agreement) or any meeting of the shareholders of the Purchaser, however called, or any adjournment or postponement thereof, Shareholder shall be present (in person or by proxy) and vote (or cause to be voted) all of its Owned Shares (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any Purchaser Acquisition Proposal and against any action or agreement that would impair the ability of the Company and the Merger Sub to complete the Merger, the ability of the Purchaser to consummate the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement.

Section 1.02          Irrevocable Proxy.  Shareholder hereby irrevocably appoints the Company as its attorney and proxy with full power of substitution and resubstitution, to the full extent of Shareholder’s voting rights with respect to the Owned Shares (which proxy is irrevocable and which appointment is coupled with an interest) to vote all such Owned Shares solely on the matters described in Section 1.01, and in accordance therewith.  Shareholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein.  Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with Section 4.01 of this Agreement.

Section 1.03          Transfer Restrictions.  Shareholder agrees that it will not, prior to termination of this Agreement, (i) sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, Lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise)  or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”), or (ii) grant any proxies, or enter into any contract, arrangement or understanding with respect to a Transfer of the Owned Shares, as applicable; provided that Shareholder may Transfer the Shares for estate planning or philanthropic purposes so long as the transferee agrees in a signed writing to be bound by the provisions of this Agreement.

Section 1.04          Inconsistent Agreements.  Shareholder hereby covenants and agrees that, except for this Agreement, it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Owned Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.01          Shareholder Representations and Warranties.  Shareholder hereby represents and warrants to Company as follows:

(a)           Shareholder has full legal right and capacity to execute and deliver this Agreement, to perform Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby.

(b)           This Agreement has been duly executed and delivered by Shareholder and the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Shareholder and no other actions or proceedings on the part of Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c)           Assuming due execution and delivery by Company, this Agreement constitutes the valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(d)           The execution and delivery of this Agreement by Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not (i) require Shareholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Shareholder or its properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Shareholder or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (d) violate any other agreement to which Shareholder or any of its affiliates is a party including, without limitation, any voting agreement, Shareholders agreement, irrevocable proxy or voting trust. The Owned Shares are not, with respect to the voting or transfer thereof, subject to any other agreement, including any voting agreement, shareholders agreement, irrevocable proxy or voting trust.

(e)           On the date hereof, the Owned Shares set forth on Attachment A hereto are owned of record or beneficially by Shareholder in the manner reflected thereon, include all of the shares of Purchaser Common Stock owned of record or beneficially by Shareholder and are free and clear of any proxy or voting restriction, claims, liens, encumbrances and security interests, except (if applicable) as set forth on Attachment A hereto, which encumbrances or other items do not affect in any respect the ability of Shareholder to perform Shareholder’s obligations hereunder.  As of the date hereof Shareholder has, and at the Purchaser Shareholder Meeting or any other shareholder meeting of the Purchaser in connection with the Merger Agreement and the transactions contemplated thereby, Shareholder (together with any such entity) will have (except as otherwise permitted by this Agreement), sole voting power (to the extent such securities have voting power) and sole dispositive power with respect to all of the Owned Shares, except as otherwise reflected on Attachment A.

(f)            Shareholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

Section 2.02          Company Representations and Warranties.  Company hereby represents and warrants to Shareholder as follows:

(a)           Company has full legal right and capacity to execute and deliver this Agreement, to perform Company’s obligations hereunder and to consummate the transactions contemplated hereby.

(b)           This Agreement has been duly executed and delivered by Company and the execution, delivery and performance of this Agreement by Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Company and no other actions or proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(c)           Assuming due execution and delivery of this Agreement by Shareholder, this Agreement constitutes the valid and binding agreement of Company, enforceable against Company in accordance with its terms.

(d)           The execution and delivery of this Agreement by Company does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not (i) require Company to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign (except for filings with the Securities and Exchange Commission by Company), (b) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on Company or its properties and assets, (c) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Company or pursuant to which any of its or its affiliates’ respective properties or assets are bound or (d) violate any other material agreement to which Company or any of its affiliates is a party.

ARTICLE III

COVENANTS

Section 3.01          Shareholder Covenants.  Shareholder hereby covenants and agrees with Company as follows:

(a)           Shareholder agrees, prior to the consummation of the Merger, not to take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by Shareholder of its obligations under this Agreement.

(b)           Shareholder agrees to permit Company to publish and disclose in the Joint Proxy Statement Shareholder’s identity and ownership of shares of Purchaser Common Stock and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

(c)           In furtherance of this Agreement, and concurrently herewith, Shareholder shall and hereby does authorize the Purchaser or the Purchaser’s counsel to notify Purchaser’s transfer agent that there is a stop transfer order with respect to all of the Owned Shares.  At the request of Company, Shareholder shall cause to be provided to Company evidence of such stop transfer order.

(d)           From time to time, at the request of Company and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

(e)           The parties hereto acknowledge that Shareholder is entering into this Agreement solely in its capacity as the beneficial owner of the Owned Shares and this Agreement shall not limit or otherwise affect the actions or fiduciary duties of

Shareholder in its capacity, if applicable, as an officer or director of the Purchaser or any Subsidiary.

ARTICLE IV

TERMINATION

Section 4.01          Termination of Agreement.  This Agreement shall terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (iii) the consummation of the Merger.

Section 4.02          Effect of Termination.  In the event of termination of this Agreement pursuant to Section 4.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination or any obligations under.

ARTICLE V

MISCELLANEOUS

Section 5.01          Expenses.  Except as otherwise may be agreed in writing, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

Section 5.02          Entire Agreement; Assignment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.  This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto.

Section 5.03          Notices.  All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, delivered by registered or certified mail, return receipt requested, or by a national courier service, or sent by email or facsimile, provided that the email facsimile is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

To Company:

PlainsCapital Corporation
2323 Victory Ave., Suite 1400
Dallas, Texas 75219
Attention:	Scott J. Luedke
Facsimile:	(877) 425-4246

with copies to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention:	Mitchell S. Eitel
Facsimile:	(212) 558-3588

To Shareholder:

Diamond A Financial, L.P.
200 Crescent Court
Suite 1350
Dallas, TX 75201
Attention: Gerald J. Ford
Facsimile: (214) 871-5199

With copies to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:	David E. Shapiro
Facsimile:	212-403-2000

Section 5.04          Amendments; Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by Company and Shareholder, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.05          Assignment.  No party to this Agreement may assign any of its rights or obligations under this Agreement, including by sale of stock, operation of Law in connection with a merger or sale of substantially all the assets of the respective party to this Agreement, without the prior written consent of the other party hereto; provided that Company may assign its rights and obligations under this Agreement to a Subsidiary of Company, so long as Company remains liable for its obligations hereunder.

Section 5.06          Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws.  The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the

State of Texas.  Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum..

SECTION 5.07     WAIVER OF JURY TRIAL.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.07.

Section 5.08          Specific Performance.  Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event.  Accordingly, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, in addition to any other remedy to which Company may be entitled (including monetary damages), Company shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof.  Shareholder further agrees that neither Company nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.08, and Shareholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 5.09          Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

Section 5.10          Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 5.11          No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Company any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares.  All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Shareholder, and Company shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Purchaser or exercise any power or authority to direct the Shareholder in the voting of any of the Owned Shares, except as otherwise provided herein.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

PLAINSCAPITAL CORPORATION

By:	/s/ Alan B. White
Name:	Alan B. White
Title:	Chairman and CEO

DIAMOND A FINANCIAL L.P.

By:	/s/ Gerald J. Ford
Name:	Gerald J. Ford
Title:	General Partner

[Signature Page to Voting and Support Agreement]

Attachment A

Owned Shares

15,044,616